UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 7, 2012

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania	19612-4662
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Solely at his own initiative, K. Douglas Ralph, the Chief Financial Officer of Carpenter Technology Corporation (the “Company”), recently indicated to the Company his desire to retire from the role of Chief Financial Officer.  After further discussion of his intentions, Mr. Ralph and the Company entered into an agreement on September 6, 2012 that addressed his continued service to, and eventual cessation of service with, the Company (the “Transition Agreement”).  Pursuant to the Transition Agreement, Mr. Ralph will continue in employment with the Company through August 31, 2013 as either the Chief Financial Officer of the Company or as special advisor to the Company’s Chief Executive Officer, to assist with the orderly transition of his responsibilities.  In consideration for Mr. Ralph’s continued service and contingent on his execution of a general release of claims against the Company and its affiliates, the Company agreed to extend the post-termination exercise period of his vested stock options until the end of each respective option’s original term.

Under the Transition Agreement, Mr. Ralph also agreed to refrain from competing with the Company and from soliciting its employees for a period ending three years after the cessation of his employment or, if later, 18 months following his exercise of any Company stock option.  If Mr. Ralph breaches these covenants, all of his then outstanding stock options will be forfeited and he will be required to return to the Company any stock acquired by him upon exercise of a stock option.

The summary of the Agreement is qualified in its entirety by the actual terms thereof, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

The full text of a press release issued in connection with Mr. Ralph’s announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement, dated September 6, 2012, by and between Carpenter Technology Corporation and K. Douglas Ralph.

99.1	Press Release, dated September 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

	By:	/s/ James D. Dee
		Name:	James D. Dee
		Title:	Vice President, General Counsel and Secretary

Date: September 7, 2012

Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement, dated September 6, 2012, by and between Carpenter Technology Corporation and K. Douglas Ralph.

99.1	Press Release, dated September 7, 2012